Cost of Revenue - Summary of Cost of Revenue (Excluding Depreciation and Amortization) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Cost of Goods and Service, Excluding Depreciation, Depletion, and Amortization [Abstract]
Cryptocurrency expenses	$ 534,234	$ 519,347
Floorspace lease expenses	34,616	39,765
Kiosk operations expenses	19,088	15,423
Total Cost of Revenue (excluding depreciation and amortization reported separately)	$ 587,938	$ 574,535